UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2011

MedQuist Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

9009 Carothers Parkway Franklin, Tennessee		37067
(Address of principal executive offices)		(Zip Code)

(866) 295-4600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Debt Modifications

In connection with the proposed merger of MedQuist Holdings Inc. (“Holdings”) and MultiModal Technologies, Inc. as disclosed earlier today in a Form 8-K filed by Holdings with the Securities and Exchange Commission (the “Merger”), MedQuist Inc. (the “Company”) entered into the First Amendment to Credit Agreement, Waiver and Consent, dated as of July 11, 2011 (the “Credit Agreement Amendment”), by and among the Company, CBay Inc., a Delaware corporation and direct wholly owned subsidiary of Holdings (“CBay”), MedQuist Transcriptions, Ltd., a New Jersey corporation and indirect subsidiary of Holdings (“MedQuist Transcriptions” and, together with CBay and the Company, the “Borrowers”), Holdings, the other Loan Parties signatory thereto, the Lenders signatory thereto, and General Electric Capital Corporation, a Delaware corporation, as Agent for the Lenders (“Agent”).

The Credit Agreement Amendment amended that certain Credit Agreement, dated as of October 1, 2010 (the “Credit Agreement”), among the Borrowers, Holdings, the Lenders signatories thereto from time to time and Agent primarily in order (i) to waive, solely with respect to the Merger, each of the limits on aggregate amounts payable set forth in clause (a) of the definition of “Permitted Acquisition” under the Credit Agreement and not to count any amounts payable with respect to the Merger towards such limits with respect to future “Permitted Acquisitions” under the Credit Agreement and (ii) with respect to the monthly reports required to be delivered by the Borrowers to the Agent with respect to each month corresponding with the end of a Fiscal Quarter pursuant to Section 6.1(a) of the Credit Agreement, to extend the time period by which such reports are required to be delivered from 30 days to 45 days.

The foregoing description is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

In connection with the Merger, the Company entered into the Waiver and First Amendment to Senior Subordinated Note Purchase Agreement, dated as of July 11, 2011 (the “First Note Purchase Agreement Amendment”), by and among CBay, the Company, MedQuist Transcriptions (collectively, the “Issuers”), Holdings and BlackRock Kelso Capital Corporation, PennantPark Investment Corporation, Citibank, N.A and THL Credit, Inc. (collectively, the “Purchasers”).

The First Note Purchase Agreement Amendment amended that certain Senior Subordinated Note Purchase Agreement, dated as of September 30, 2010 (the “Note Purchase Agreement”), by and among the Issuers, Holdings and the Purchasers primarily in order (i) to waive, solely with respect to the Merger, each of the limits on aggregate amounts payable set forth in clause (a) of the definition of “Permitted Acquisition” under the Note Purchase Agreement and not to count any amounts payable with respect to the Merger towards such limits with respect to future “Permitted Acquisitions” under the Note Purchase Agreement, (ii) with respect to the monthly reports required to be delivered by the Issuers to the Purchasers with respect to each month corresponding with the end of a Fiscal Quarter pursuant to Section 6.1(a) of the Note Purchase Agreement, to extend the time period by which such reports are required to be delivered from 30 days to 45 days, (iii) with respect to the quarterly reports required to be delivered by the Issuers to the Purchasers with respect to the Fiscal Quarter corresponding with the end of each Fiscal Year pursuant to Section 6.1(b) of the Note Purchase Agreement, to extend the time period by which such reports are required to be delivered from 45 days to 90 days and (iv) to make certain other changes as agreed between the Issuers and the Purchasers.

The foregoing description is qualified in its entirety by reference to the full text of the Note Purchase Agreement Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

The Company entered into the Second Amendment to Senior Subordinated Note Purchase Agreement, dated as of July 11, 2011 (the “Second Note Purchase Agreement Amendment”), by and among the Issuers, Holdings and the Purchasers.

The Second Note Purchase Agreement Amendment amended the Note Purchase Agreement primarily in order (i) to increase the limit on the aggregate amount payable set forth in clause (a)(i) of the definition of “Permitted Acquisitions” under the Note Purchase Agreement from $25,000,000 to $50,000,000 and eliminate the limit on the aggregate amount payable set forth in clause (a)(iii) of such definition, (ii) to increase the limit on Restricted Payments permitted under Section 8.5(j) of the Note Purchase Agreement from $500,000 to $25,000,000 and (iii) to make certain other changes as agreed between the Issuers and the Purchasers.

The foregoing description is qualified in its entirety by reference to the full text of the Second Note Purchase Agreement Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Agreement with Nuance Communications, Inc.

On June 30, 2011, the Company and Nuance Communications, Inc., a Delaware corporation (“Nuance”), entered into a Fee Agreement (the “Nuance Agreement”). The Company agreed to pay Nuance an agreed upon amount, prior to September 15, 2011, in full satisfaction of the Company’s license fee obligations through June 30, 2015 (the expiration date for the term of the Back-End Speech Recognition Licensing Agreement (as defined below) and the Front-End Speech Recognition Licensing Agreement (as defined below)) under (i) the Licensing Agreement between the Company and Nuance (as successor in interest to Philips Speech Recognition Systems GmbH, a Republic of Austria corporation, and Philips Speech Processing GmbH, a Republic of Austria corporation) dated May 22, 2000 (the “Back-End Speech Recognition Licensing Agreement”), as amended, and (ii) the License Agreement between the Company and Nuance dated November 10, 2009 (the “Front-End Speech Recognition Licensing Agreement” and, together with the Back-End Speech Recognition Licensing Agreement, the “Underlying Agreements”), subject to the terms and conditions set forth in the Nuance Agreement. Under the Back-End Speech Recognition Licensing Agreement, the Company obtained a license to use Nuance’s SpeechMagic speech recognition and processing software (“SpeechMagic”) in the Company’s DocQment Enterprise Platform. Under the Front-End Speech Recognition Licensing Agreement, the Company obtained a license to use SpeechMagic in the Company’s SpeechQ for Radiology and SpeechQ for General Medicine applications.

The Company also agreed to pay Nuance for one year of maintenance services to be provided by Nuance to the Company with respect to the licensed products under the Underlying Agreements. The maintenance services will automatically renew for successive one-year terms unless cancelled in writing by the Company prior to the annual renewal date or the Nuance Agreement expires or is terminated in accordance with its terms.

Finally, pursuant to the Nuance Agreement, specified terms of the Underlying Agreements will be suspended until June 30, 2015 or the earlier termination of such terms in accordance with the Underlying Agreements, including (i) certain termination rights of Nuance under the Underlying Agreements, (ii) the requirement that the Company incorporate a minimum percentage of royalty bearing licenses of SpeechMagic for use in the Company’s front-end speech recognition application (such as SpeechQ for Radiology and SpeechQ for General Medicine) that the Company grants to its customers in the United States and certain other areas pursuant to the Front-End Speech Recognition Licensing Agreement, (iii) the requirement that the Company generate a certain minimum percentage of the Company’s transcription that is produced through the use of back-end speech recognition software (such as the Company’s DocQment Enterprise Platform) using SpeechMagic pursuant to the Back-End Speech Recognition Licensing Agreement, and (iv) the requirement that the Company give Nuance a period of three (3) months to submit a competitive offer before the Company can replace SpeechMagic in the DocQment Enterprise Platform. At its option, the Company may extend the term of either or both of the Underlying Agreements for up to two additional five-year terms following June 30, 2015.

The Back-End Speech Recognition Licensing Agreement and amendments thereto are attached as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission (“SEC”) on July 5, 2007, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment. The Front-End Speech Recognition Licensing Agreement and Amendment No. 7 to the Back-End Speech Recognition Licensing Agreement are attached as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC on March 12, 2010. The Nuance Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Executive Chairman and Chief Executive Officer

On July 11, 2011, the Board of Directors of the Company appointed Roger L. Davenport to the position of Chairman and Chief Executive Officer (“CEO”), effective July 11, 2011. Prior to his appointment with the Company, Mr. Davenport, 53, most recently served as special senior strategic advisor to the Chairman of Quintiles Transnational Corp., a bio and pharmaceutical services provider offering clinical, commercial, consulting and capital solutions, from February 2011 to June 2011. From October 2008 to November 2010, Mr. Davenport was President, Payer and Public Sectors, of Allscripts-Misys Healthcare Solutions, Inc., a provider of clinical software, services, information and connectivity solutions. In this role, Mr. Davenport focused on payer provider integration and State Medicaid transformations. From February 2007 until October 2008, Mr. Davenport was Chief Executive Officer of Misys Healthcare Systems, LLC , a healthcare software and services company, and led the strategic merger of Misys and Allscripts. Mr. Davenport has a broad range of experience across the entire healthcare information technology spectrum including radiology, modalities and software technology. He has served as an executive for companies such as IBM, Shared Medical Systems, Kodak and Siemens Medical Solutions. He earned a bachelor’s degree and an MBA from East Carolina University in Greenville, North Carolina.

Departure of President and Chief Executive Officer

Peter Masanotti, the President and Chief Executive Officer of the Company and MedQuist, separated employment with the Company and Holdings, effective as of the close of business on July 11, 2011. The Company and Holdings entered into a separation agreement on July 11, 2011 under which Mr. Masanotti will receive $1,000,000 in cash severance, payable in installments over the one-year period following Mr. Masanotti’s termination date, subject to his continued compliance with certain restrictive covenants and his execution and delivery of a release of claims. All of Mr. Masanotti’s outstanding and unvested stock options have become vested and exercisable in connection with his departure. Holdings has amended the terms of Mr. Masanotti’s outstanding stock options to provide that, subject to his continued compliance with certain restrictive covenants, his stock options will remain exercisable until September 29, 2012 and will expire on September 30, 2012.

The separation agreement contains a mutual non-disparagement provision. Mr. Masanotti has acknowledged that he remains subject to, and will continue to abide by, the restrictive covenants in the employment agreement between him and MedQuist, dated September 30, 2008 and amended on February 25, 2011. If the Board of Directors of Holdings determines, in its reasonable discretion and acting in good faith, that Mr. Masanotti has breached these restrictive covenants and has not cured the breach if curable, the Company’s obligation to pay any unpaid installments of severance will cease and all of Mr. Masanotti’s outstanding and unexercised stock options will terminate.

Mr. Masanotti agrees to make himself available, upon the Company’s request, until September 30, 2011, to provide consulting services, primarily to assist Mr. Davenport with certain transition issues. During the consulting period, Mr. Masanotti will receive a consulting fee at a rate of $9,615.38 per week. Until September 30, 2011, the Company will maintain Mr. Masanotti’s company email account and reimburse him for reasonable expenses incurred by him at the direction of the Board of Directors of the Company.

This summary is qualified in its entirety by the actual terms of Mr. Masanotti’s separation agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Resignation of Director

On July 11, 2011, Robert Aquilina informed the Board of Directors of the Company of his decision to resign as a member of the Company’s Board of Directors. The resignation was effective on July 11, 2011.

Termination of Long Term Incentive Plan

Effective as of June 30, 2011, the Company has terminated the MedQuist Inc. Long Term Incentive Plan. All pending awards under the Long Term Incentive Plan have been terminated, and Holdings has granted restricted stock awards under the MedQuist Holdings Inc. 2010 Equity Incentive Plan in replacement of any Long Term Incentive Plan awards which had been pending at the time of the Long Term Incentive Plan’s termination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, Waiver and Consent, dated as of July 11, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., the other loan parties signatory thereto, the lenders signatory thereto, and General Electric Capital Corporation, as agent for the lenders

10.2	Waiver and First Amendment to Senior Subordinated Note Purchase Agreement, dated as of July 11, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., BlackRock Kelso Capital Corporation, PennantPark Investment Corporation, Citibank, N.A. and THL Credit, Inc.

10.3	Second Amendment to Senior Subordinated Note Purchase Agreement, dated as of July 11, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., BlackRock Kelso Capital Corporation, PennantPark

Investment Corporation, Citibank, N.A. and THL Credit, Inc.

10.4	Separation Agreement by and among MedQuist Holdings Inc., MedQuist Inc. and Peter Masanotti dated July 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

By	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
	Title:	General Counsel & Chief Compliance Officer

Date: July 11, 2011

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, Waiver and Consent, dated as of July 11, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., the other loan parties signatory thereto, the lenders signatory thereto, and General Electric Capital Corporation, as agent for the lenders

10.2	Waiver and First Amendment to Senior Subordinated Note Purchase Agreement, dated as of July 11, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., BlackRock Kelso Capital Corporation, PennantPark Investment Corporation, Citibank, N.A. and THL Credit, Inc.

10.3	Second Amendment to Senior Subordinated Note Purchase Agreement, dated as of July 11, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., BlackRock Kelso Capital Corporation, PennantPark Investment Corporation, Citibank, N.A. and THL Credit, Inc.

10.4	Separation Agreement by and among MedQuist Holdings Inc., MedQuist Inc. and Peter Masanotti dated July 11, 2011